UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 1, 2009

(Date of earliest event reported)

Virginia Savings Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-52946	20-8947933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Commerce Avenue

Front Royal, Virginia 22630

(Address of principal executive offices) (Zip Code)

(540) 635-4137

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Other Events

On October 1, 2009, Virginia Savings Bancorp, Inc. and subsidiary (the “Corporation”) was notified that the audit practice of Beard Miller Company LLP (“Beard”), an independent registered public accounting firm, was combined with ParenteBeard LLC (“ParenteBeard”) in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Corporation. The Corporation was unable to convene a quorum of its Audit Committee to consider the appointment of ParenteBeard to serve as its independent public registered accounting firm as successor to Beard prior to the deadline for filing this Current Report on Form 8-K.

The Corporation has not consulted with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on the Corporation’s consolidated financial statements, and ParenteBeard has not provided any written or oral advice that was an important factor considered by the Corporation in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Beard regarding the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports.

The Corporation provided Beard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Corporation with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 1, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

16.1        Letter from Beard Miller LLP to Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA SAVINGS BANCORP, INC.

/S/ NOEL F. PILON
Noel F. Pilon
Senior Vice President and Chief Financial Officer

Date: October 6, 2009